UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2023
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2108 N Street
Suite 4935
Sacramento, CA 95816
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDAQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.03	Bankruptcy or Receivership.
As previously disclosed, on January 11, 2023, Tricida, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Court”), thereby commencing a Chapter 11 case for the Company (Case No. 23-10024).

As previously disclosed, on May 23, 2023, the Court entered its order (the “Confirmation Order”) confirming the Fifth Amended Chapter 11 Plan of Liquidation for Tricida, Inc. (the “Plan”).

On June 12, 2023, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied and the effective date (the “Effective Date”) of the Plan occurred. On the same date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. All of the shares of common stock of the Company outstanding immediately prior to the Effective Date, were cancelled and discharged and are of no force and effect. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and incorporated in this Item 1.03 by reference.

Item 3.03	Material Modification to the Rights of Security Holders.
To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events
Deregistration of Securities

The Company intends to file post-effective amendments to each of its Registration Statements on Form S-3, Form S-3ASR and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission, or the SEC, to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Notice of Effective Date

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Operating Officer and Chief Financial Officer